                                                                  EXHIBIT 4.1


COMMON STOCK                                                   COMMON STOCK
  NUMBER                                                          SHARES
VS


                                     VIASAT


INCORPORATED UNDER THE LAWS OF                                 SEE REVERSE FOR
    THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                              CUSIP 92552V 10 0


THIS CERTIFIES THAT




IS THE RECORD HOLDER OF


 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF
                                  VIASAT, INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:                         VIASAT, INC.
                                CORPORATE
                                  SEAL
/s/ Mark J. Miller                1996                    /s/  Mark D. Dankberg
    SECRETARY                   DELAWARE                       PRESIDENT



CERTIFICATE OF STOCK

COUNTERSIGNED AND REGISTERED:
 HARRIS TRUST COMPANY OF CALIFORNIA
                      TRANSFER AGENT
                       AND REGISTRAR

BY

                AUTHORIZED SIGNATURE



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        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT --               CUSTODIAN
        TEN ENT -- as tenants by the entireties                              --------------           -------------
        JT TEN  -- as joint tenants with right of                                (Cust)                  (Minor)
                   survivorship and not as tenants                           under Uniform Gifts to Minors
                   in common                                                 Act
                                                                                 ----------------------------------
                                                                                               (State)
                                                        UNIF TRF MIN ACT  --            Custodian (until age       )
                                                                                 ------                      ------
                                                                                 (Cust)
                                                                                            under Uniform Transfers
                                                                                 ----------
                                                                                   (Minor)
                                                                                 to Minors Act
                                                                                               --------------------
                                                                                                      (State)


    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________


                                        X _____________________________________

                                        X _____________________________________
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S)
                                          AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT
                                          OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed





By ___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM)
PURSUANT TO S.E.C. RULE 17Ad-16.